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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

PAUL HEALY SEPARATION AGREEMENT

         In connection with the resignation of Paul B. Healy ("Mr. Healy"), Hollinger International Inc. (NYSE: HLR) (the "Company") has entered into a separation agreement (the "Healy Separation Agreement"), dated December 20, 2005, with Mr. Healy, who served as the Company's Vice President, Investor Relations and Corporate Development. Mr. Healy's resignation is effective December 31, 2005. Under the terms of the Healy Separation Agreement, in consideration for his agreement to provide consulting services to the Company for nine months following the date of his termination and to provide the Company with a general release of claims, Mr. Healy will continue to receive his annual base salary and continued health and dental coverage through September 30, 2006 (but health and dental coverage will terminate earlier if Mr. Healy obtains coverage from a subsequent employer). Mr. Healy also received his annual bonus paid at target (in the amount of $270,000) by December 31, 2005. In addition, all outstanding unvested equity-based awards on the date of termination will continue to vest in accordance with their original schedule through September 30, 2006 except that no event giving rise to an acceleration of vesting (such as a change of control) shall accelerate the vesting of such awards. Mr. Healy's ability to exercise vested options will expire 30 days following September 30, 2006, unless otherwise agreed to by the Company.

PETER LANE SEPARATION AGREEMENT

         In connection with the resignation of Peter K. Lane ("Mr. Lane"), the Company has entered into a separation agreement (the "Lane Separation Agreement"), dated December 20, 2005, with Mr. Lane, who served as the Company's Vice President, Chief Financial Officer. Mr. Lane's resignation is effective December 31, 2005. Under the terms of the Lane Separation Agreement, Mr. Lane will receive a lump sum cash payment equal to his annual base salary of Cdn.$500,000 and a lump sum payment of Cdn.$300,000 in lieu of his annual bonus for 2005. In addition, under the Lane Separation Agreement, Mr. Lane is entitled to reimbursement for outplacement services at a firm of his choice up to Cdn.$75,000 and a lump sum cash payment of Cdn.$13,000 in lieu of benefits continuation. The Company will reimburse Mr. Lane up to Cdn.$7,000 for legal fees incurred by him in negotiating the Lane Separation Agreement. Mr. Lane also agreed to a general release of claims.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Please see the information set forth under "Item 1.01 - Entry into a Material Definitive Agreement - Peter Lane Separation Agreement" which is incorporated into this Item 5.02 by reference.


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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: January 10, 2006                  By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary